IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Limited-Term Bond Series
(formerly, Delaware Ivy VIP Limited-Term Bond) (the “Series”)

Supplement to the Series’ Statutory Prospectus and
Statement of Additional Information dated May 1, 2024

Effective immediately, the following replaces the information in the statutory prospectus section entitled “Series summaries — Macquarie VIP Limited-Term Bond Series – Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Janaki Rao	Managing Director, Head of US Multisector	May 2024
Andrew Vonthethoff, CFA	Managing Director, Senior Portfolio Manager	May 2024

Effectively immediately, the following replaces the disclosure in the Series’ statutory prospectus section entitled “Who manages the Series – Portfolio managers – Macquarie VIP Limited-Term Bond Series”:

Janaki Rao and Andrew Vonthethoff have primary responsibility for making day-to-day investment decisions for the Series.

Janaki Rao
Managing Director, Head of US Multisector

• Joined Macquarie in 2024
• Based in Philadelphia

Janaki is Head of the US Multisector Team within Macquarie Asset Management (MAM) Credit, a role he assumed in May 2024. He has overall responsibility for MAM Credit’s US multisector capabilities, including the portfolios, the team, and client and business management.

Prior to joining Macquarie, he was Director of US Multisector Fixed Income at AllianceBernstein from November 2019 to February 2023, responsible for managing multisector fixed income portfolios, including Treasury inflation-protected securities (TIPS) and agency mortgage-backed securities (MBS) portfolios. Before that, he was AllianceBernstein’s Head of Agency MBS from March 2013 to November 2019, and prior to that spent seven years at Morgan Stanley as Vice President of Agency MBS Research.

Janaki received a Bachelor of Arts (Honors) in economics from the University of Delhi, a Master of Business Administration with an emphasis in marketing from Symbiosis Institute of Business Management, and a Master of Business Administration with an emphasis in finance from the Zicklin School of Business at Baruch College.

Andrew Vonthethoff
Managing Director, Senior Portfolio Manager

• Joined Macquarie in 2008
• Based in Philadelphia

Andrew is a Senior Portfolio Manager for the Global Fixed Income Team within Macquarie Asset Management (MAM) Credit. He is a lead portfolio manager for global multisector and global bond strategies, a role he assumed in June 2013, and for US multisector portfolios, which he assumed in May 2024. In this role, he is responsible for asset allocation, sector rotation, and security selection across MAM Credit’s global and US multisector portfolios.

Andrew joined the firm in 2008 as a Quantitative Analyst on MAM Credit’s Markets and Quantitative Team, where he was involved in building and maintaining financial models. He transferred to the Global Fixed Income Team in 2010, becoming an Assistant Portfolio Manager.

He earned a Bachelor of Commerce in actuarial studies and finance from the University of New South Wales. He also holds the Chartered Financial Analyst® designation.

Effective immediately, the following is added to the section in the statement of additional information entitled “Portfolio Managers — Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Janaki Rao[3]
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0
Andrew Vonthethoff[4]
Registered investment companies:	2	$506.0 million	0	$0
Other pooled investment vehicles:	8	$3.0 billion	0	$0
Other accounts:	1	$990.6 million	0	$0
3Information provided is as of May 6, 2024.
4Information provided is as of March 31, 2024.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 6, 2024.